UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2005

                           ALBANY INTERNATIONAL CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    0-16214                   14-0462060
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

     1373 Broadway, Albany, New York                                12204
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

                                TABLE OF CONTENTS

Item 1.01   Entry into a Material Definitive Agreement

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 9.01   Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

10(r) Employment Agreement, dated as of May 12, 2005, between Albany
      International Corp. and Joseph G. Morone

99.1  Summary of Morone Compensation Terms

99.2  Press Release entitled "Albany International Corp. Announces CEO
      Successor"

--------------------------------------------------------------------------------

Item 1.01   Entry into a Material Definitive Agreement

(a) (1) Albany International Corp. (the "Company") and Joseph G. Morone ("Dr. Morone") entered into an Employment Agreement dated as of May 12, 2005 (the "Agreement"). A copy of the Agreement is filed with this report as Exhibit 99.1.

      (2) The material terms and conditions of Dr. Morone's employment agreement with the Company, including, without limitation, his duties as an employee of the Company, obligations, at-will employment, base salary, annual cash bonus, initial bonus, initial grant of restricted stock units, other employee benefits, termination and severance, are set forth in the document entitled Summary of Morone Compensation Terms (the "Summary"), which is filed with this report as
Exhibit 99.2 and incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On May 13, 2005, the Company issued a press release entitled "Albany International Corp. Announces CEO Successor," a copy of which is filed with this report as Exhibit 99.3. As described in the press release, Dr. Morone will become President, effective a date from August 1 to September 15 to be specified by Dr. Morone (the "Effective Date"), and President and Chief Executive Officer effective January 1, 2006. Frank R. Schmeler will continue to serve as Chairman.

(c) (1) On May 12, 2005, Dr. Morone accepted the offer of the Board of Directors of the Company to serve as the Company's President, effective as of the Effective Date, and as President and Chief Executive Officer, effective January 1, 2006.

      (2) Dr. Morone, 51, has been a director of the Company since 1996 and Chairman of the Governance Committee since its formation in 2003. He has been a member of the Audit Committee since 1996 and served as Chairman of that committee from 1997 to 2000. Since 1997, he has served as President of Bentley College in Waltham, Massachusetts. Prior to joining Bentley, he served as the Dean of the Lally School of Management and Technology at Rensselaer Polytechnic Institute, where he also held the Andersen Consulting Professorship of Management. He currently serves as a director of Transworld Entertainment Corporation and Chairman of the Board of Trustees of Tufts-New England Medical Center. Other than the Agreement, there is no arrangement or understanding between Dr. Morone and any other persons pursuant to which he was selected as an officer. There are no transactions relating to Dr. Morone required to be disclosed pursuant to Item 404(a) of Regulation S-K.

      (3) The material terms and conditions of Dr. Morone's employment agreement with the Company, including, without limitation, his duties as an employee of the Company, obligations, at-will employment, base salary, annual cash bonus, initial cash bonus, initial grant of restricted stock units, other employee benefits, termination and severance, are set forth in the Summary, which is filed with this report as Exhibit 99.2 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

Exhibit 10(r) Employment Agreement, dated as of May 12, 2005, between Albany International Corp. and Joseph G. Morone (filed herewith)

Exhibit 99.1      Summary of Morone Compensation Terms (filed herewith)

Exhibit 99.2 Press release entitled "Albany International Corp. Announces CEO Successor"

--------------------------------------------------------------------------------

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALBANY INTERNATIONAL CORP.

                                            By: /s/ Michael C. Nahl
                                                -------------------------------

                                            Name:  Michael C. Nahl
                                            Title: Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)

Date: May 17, 2005